TRAVELERS SERIES FUND INC.
on behalf of the Prospectus containing
Alliance Growth Portfolio
Putnam Diversified Income Portfolio
MFS Total Return Portfolio

Supplement dated July 8, 1998 to
Prospectus dated February 27, 1998


The following information supplements and should be read in conjunction with the information contained on the cover page of the Prospectus containing the Alliance Growth Portfolio, Putnam Diversified Income Portfolio and MFS Total Return Portfolio:

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD, OR ANY OTHER AGENCY.  MUTUAL FUND SHARES INVOLVE
CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
PRINCIPAL.  THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL
FLUCTUATE FROM TIME TO TIME.



u:\legal\funds\$sts\1998\secdocs\798stk1